SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): March 23, 2000


                         HEALTHY PLANET PRODUCTS, INC.
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                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
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                 (State or Other Jurisdiction of Incorporation)

       1-130048                                       94-2601764
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(Commission File Number)                   (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
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(Address of Principal Executive Offices)                    Zip Code

                               (707) 778-2280
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             (Registrant's Telephone Number, Including Area Code)

                                   N/A
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          (Former Name or Former Address if Changed Since Last Report)




5. Other Events

    Effective March 23, 2000, Gregory C. McPherson was appointed as Interim President of the Company. Mr. McPherson is Executive Vice President and Assistant Treasurer of The InterGroup Corporation (Nasdaq: INTG), where he has been employed since 1993. Prior to joining InterGroup, Mr. McPherson was a private financial and strategic advisor, served as Vice President in the Investment Banking and Corporate Finance Department of Kemper Securities Group, Inc., was with Prudential Bache Capital Funding in their Mergers and Acquisitions and Financial Restructuring Group and was a manager at the public accounting firm of PricewaterhouseCoopers LLP.






                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: March 31, 2000                   By   /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary